EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the inclusion in this Registration Statement of NATIONAL COAL CORP. on Form SB-2 of our report dated February 13, 2004, included in the Annual Report on Form 10-KSB, of NATIONAL COAL CORP. for the fiscal year ended December 31, 2003.



                                          /s/ Gordon, Hughes & Banks, LLP
                                          ---------------------------------
                                          GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
November 1, 2004